Hartford Variable Universal Life Last Survivor

Separate Account VL II

Hartford Life Insurance Company

File No. 333-131135

Supplement Dated May 1, 2007 to the Prospectus

Dated May 1, 2007

Version 6

Supplement Dated May 1, 2007 to Your Prospectus

In the section of your prospectus entitled, “Fee Tables – Hartford Life and Annuity Insurance Company,” the table describing ‘Transaction Fees’ is deleted and replaced with the following:

Charge	When Charge is Deducted	Amount Deducted
Premium Charge (1)	When you make a premium payment.	6% of each Premium Payment. In Oregon, the maximum is 8% of each premium payment.

Tax Charge	When you make a premium payment.

A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and 4%.

This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.

Surrender Charge (2)	When you surrender your policy during the first 9 policy years.

Minimum Charge

$1.574 per $1,000 of the initial Face Amount in the first year for two 20-year-old female plus non-nicotine.

Maximum Charge

$40.197 per $1,000 of the initial Face Amount in the first year for two 85-year-old male nicotine.

Charge for representative insured

$28.579 per $1,000 of the initial Face Amount in the first year for a 65-year-old male preferred non-nicotine and a 65-year-old female preferred non-nicotine.

Face Amount Increase Fee (3)	Each month for 12 months beginning on the effective date of any unscheduled increase in Face Amount you request.	$1 per $1,000 of unscheduled increase in the Face Amount (deducted on a monthly basis at a rate of 1/12 of $1 per month per $1,000 of unscheduled increase in the Face Amount.

Transfer Fees*	When you make a transfer after the first transfer in any month.	$25 per transfer.

Withdrawal Charge	When you take a withdrawal.	$10 per withdrawal.

(1) The maximum Premium Charge is 6% of each premium payment in policy years 1 through 20 and 4% for policy years 21 and beyond.  In Oregon, the maximum Premium Charge is 8% in policy years 1 through 20 and 6% for policy years 21 and beyond.

(2) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.

(3) This fee will not be less than $500 or more than $3,000.

* A transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the Sub-Accounts. The fee is currently not being deducted.

The expense information for the Putnam VT Income Fund in the Annual Fund Operating Expense table is deleted and replaced with the following:

Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Net Annual Fund Operating Expenses
Putnam VT Income Fund - Class IB*	0.61%	0.25%	0.12%	0.03%	1.01%	N/A	1.01	%(a)

(a)                                  Estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

In the Annual Fund Operating Expense table, under the column “Net Total Annual Operating Expenses,” the following is added as a footnote to the Putnam VT High Yield Fund:

(a)                                  Estimate of expenses attributable to the fund’s investment in Putnam Prime Money Market Fund that the fund bears indirectly, based on the total annual fund operating expenses (net of any applicable expense limitations) of Putnam Prime Money Market Fund as reported in its most recent shareholder report.

Under the section, “About Us,” under the sub-section, “The Fixed Account,” the following is added in the second paragraph, after the third sentence:

Hartford does not guarantee that any crediting rate above the guaranteed rate will remain for any guaranteed period of time.

Under the section, “Premiums,” the following bulleted paragraph is deleted and replaced with:

•                  If we receive a subsequent premium payment that would cause the Policy to become a MEC greater than 20 calendar days prior to the Policy Anniversary Date we will apply the premium to the Policy.  We intend to notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice.  You have 2 weeks from the date of the notice to respond.

Under the section, “Death Benefits and Policy Values,” under the sub-section, “Unscheduled Increases and Decreases in Face Amount,” the following is added to the end of the second paragraph:

The minimum amount of an increase is $25,000.

Under the section, “Other Benefits,” under the sub-section, “Estate Tax Repeal Rider,” the following sentence is added:

The tax treatment of surrender proceeds from a surrendered policy pursuant to the Estate Tax Repeal Rider is the same as the tax treatment of surrender proceeds from a surrendered policy without the rider.  See “Federal Tax Considerations” for more information.

Under the section, “Federal Tax Considerations,” under the sub-section, “Income Taxation of Policy Benefits – Generally,” the following disclosure is added below the first paragraph:

At the time We issue the Policy, You must irrevocably elect one of the following tests to qualify the Policy as life insurance under section 7702 of the Code: (a) the cash value accumulation test; or (b) the guideline premium and cash value corridor test.

Under the cash value accumulation test, a Policy’s Death Benefit must be large enough to ensure that the Policy’s Account Value is never larger than the net single premium that is needed to fund future benefits under the Policy.  The net single premium under the Policy varies according to the age(s), sex(es) and underwriting class(s) of the insured(s) and is calculated in accordance with section 7702 and used to determine the minimum death benefit percentages stated in the Policy.

The guideline premium and cash value corridor test is made up of two components, each of which must be satisfied in order to qualify as life insurance under section 7702.  Under the guideline premium portion of the test, the total premiums you pay cannot exceed your Policy’s guideline premium limit.  The guideline premium limit is the greater of the guideline single premium or the sum of the guideline level premiums to date.  Under the cash value corridor portion of the test, the Policy’s Death Benefit may not be less than the Policy Account Value multiplied by the minimum death benefit percentages set forth in section 7702 (and stated in the Policy).

This supplement should be retained with the prospectus for future reference.

HV-6108